Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 14.	Subsequent Events

On December 20, 2018, the Board of Directors granted stock options to purchase an aggregate of 705,000 shares of common stock at an exercise price of $2.00 per share to certain employees and service providers, effective January 15, 2019.

On February 1, 2019, the Company sold 5,000 shares at $2.00 per share to one investor in a private offering.

On April 2, 2019, the Company sold 5,000 shares at $2.00 per share to one investor in a private offering.

On March 26, 2019, the Company issued a four-month promissory note in the principal amount of $1,000,000 to Kenar Overseas Corp., a company registered in Panama (the “Lender”). The term of the note may be extended for an additional two months at the Lender’s discretion. The note bears interest at the rate of 18% per annum during the initial four months which rate will increase to 24% during any extension thereof. The note may be prepaid in whole or in part without penalty. John Keeler, the Company’s Executive Chairman pledged 5,000,000 shares of common stock to secure the Company’s obligations under the note.

On April 2, 2019, the Company issued a four-month promissory note in the principal amount of $100,000 to Lobo Holdings, LLC., a stockholder in the Company.  The note bears interest at the rate of 18% per annum. The note may be prepaid in whole or in part without penalty. John Keeler, the Company’s Executive Chairman pledged 1,000,000 shares of common stock to secure the Company’s obligations under the note.

On March 31, 2019, an aggregate of 14,130 shares of common stock were issued to the holders of Series A preferred stock with a value of $28,260.